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                                                                 EXHIBIT 10.8(n)


              AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT


                  This Amendment Number Six to Loan and Security Agreement ("Amendment") is entered into on March 14, 2001, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") on the one hand, and INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., Delaware corporation ("IRIS"), ADVANCED DIGITAL IMAGING RESEARCH, LLC (formerly known as Perceptive Scientific Instruments, LLC), a Delaware limited liability company ("ADIR"), and STATSPIN, INC., a Massachusetts corporation ("Statspin") ("Borrowers") on the other hand, in light of the following:

                  A. Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of May 5, 1998 (as amended, the "Agreement"). The parties acknowledge that the "Closing Date" of the Agreement was May 8, 1998.

                  B. Borrowers and Foothill desire to further amend the Agreement as provided for and on the conditions herein.

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

                  2. AMENDMENTS. The amendments set forth in this Section 2 shall be effective as of May 8, 2001.

                           (a) Subsection (c) of the definition of "Eligible
Accounts" in Section 1.1 of the Agreement is amended to read as follows:

                                    "(c) Accounts with respect to which the
Account Debtor is CitiCapital Inc., formerly known as Copelco Capital Inc. (except for Accounts owed by such Account Debtor arising from the sale of Equipment by IRIS or StatSpin on terms acceptable to Foothill) or an employee, Affiliate, or agent of a Borrower;"

                           (b) The definition of Term Loan in Section 1.1 of the
Agreement is amended to read as follows:

                                    "`Term Loan' has the meaning in Section 2.3
or Section 2.4, as applicable."

                           (c) Section 2.4 of the Agreement is amended to read
as follows:

                                    "2.4 TERM LOAN. Foothill has agreed to make
a term loan (the "Term Loan") to Borrowers in the original principal amount of $3,000,000. The Term Loan shall be repaid in 36 installments of principal in the following amounts:


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===================================== ==========================================
                 MONTH                           INSTALLMENT AMOUNT
===================================== ==========================================
              1 through 36                           $83,333.33
===================================== ==========================================


Each such installment shall be due and payable on the first day of each month commencing on the first day of June, 2001 and continuing on the first day of each succeeding month until and including the date on which the unpaid balance of the Term Loan is paid in full. Borrowers shall not prepay the Term Loan except in accordance with Section 3.6 or 2.5. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts outstanding under the Term Loan shall constitute Obligations.

                           (d) Section 2.5(c) of the Agreement is amended to
read as follows:

                                    "(c) If, at any time or for any reason, the
principal balance of the Term Loan is greater than an amount equal to: (i) the result of multiplying (a) Borrowers' annualized Supply and Service Revenue based on the most recent fiscal quarter, by (b) by the percentage indicated in the table below opposite the applicable period, less (ii) the amount of IRIS' warranty reserve:

             Period                                      Percentage
             ------------------------------------------------------
             June 30, 2001 - March 31, 2002                  30%
             June 30, 2002 - December 31, 2002               20%
             March 31, 2003 and thereafter                   15%

then, Borrowers immediately shall pay to Foothill, in cash, the amount of such excess to be used by Foothill toward principal installments due under the Term Loan in inverse order of maturity without penalty."

                           (e) Section 3.4 of the Agreement is amended to read
as follows:

                                    "3.4 TERM; AUTOMATIC RENEWAL. This Agreement
shall become effective upon the execution and delivery hereof by Borrowers and Foothill and shall continue in full force and effect for a term ending on May 8, 2004 (the "Renewal Date") and automatically shall be renewed for successive one year periods thereafter, unless sooner terminated pursuant to the terms hereof. Either party may terminate this Agreement effective on the Renewal Date or on any one year anniversary of the Renewal Date by giving the other party at least 90 days prior written notice. The foregoing notwithstanding, Foothill shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.


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                           (f) Section 3.6 of the Agreement is amended to read
as follows:

                                    "3.6 EARLY TERMINATION BY BORROWERS. The
provisions of Section 3.4 that allow termination of this Agreement by Borrowers only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrowers have the option, at any time upon 45 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, in full, together with a premium (the "Early Termination Premium") equal to the amount of the following, as applicable: (a) 3.00% of the Maximum Amount if such termination occurs prior to May 8, 2002, (b) 2.00% of the Maximum Amount if such termination occurs on or after May 8, 2002 and prior to May 8, 2003, and (c) 1.00% of the Maximum Amount if such termination occurs on or after May 8, 2003."

                           (g) Section 7.20 of the Agreement is amended to read
as follows:

                                    "(a)    TANGIBLE NET WORTH.  Consolidated
Tangible Net Worth, measured on a fiscal quarter-end basis, of not less than the amount set forth in the table below as at the fiscal quarter-end indicated:

    Fiscal Quarter Ending                 Minimum Tangible Net Worth
  ---------------------------------    -------------------------------
  June 30, 2001                                            $ 8,317,000
  September 30, 2001                                         6,059,000
  December 31, 2001                                          5,975,000
  March 31, 2002                                             6,941,000
  June 30, 2002                                              8,884,000
  September 30, 2002                                         9,738,000
  December 31, 2002                                         11,867,000
  March 31, 2003                                            14,146,000
  June 30, 2003                                             15,698,000
  September 30, 2003                                        18,253,000
  December 31, 2003 and each fiscal                        $20,921,000
    quarter ending thereafter


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                                    (b) EBITDA. EBITDA, measured on a quarter
basis, of not less than the amount set forth in the table below as at the fiscal quarter-end indicated:

    Fiscal Quarter Ending                       Minimum EBITDA
  ---------------------------------    -------------------------------
  June 30, 2001                                            $ 1,000,000
  September 30, 2001                                         1,150,000
  December 31, 2001                                          1,300,000
  March 31, 2002                                             1,600,000
  June 30, 2002                                              1,800,000
  September 30, 2002                                         1,800,000
  December 31, 2002                                          2,100,000
  March 31, 2003                                             2,200,000
  June 30, 2003                                              2,600,000
  September 30, 2003                                         2,600,000
  December 31, 2003 and each fiscal                        $ 3,000,000
    quarter ending thereafter

                                    (c) MINIMUM GROSS MARGIN. A gross margin of
at least 50% of Supply and Service Revenue."

                  3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Foothill that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

                  4. NO DEFAULTS. Except as provided in Section 5 below, Borrowers hereby affirm to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

                  5. CONDITIONS PRECEDENT. This Amendment is expressly conditioned upon the following:

                           (a) Receipt by Foothill of an executed copy of this
Amendment; and

                           (b) Payment by Foothill of an amendment fee in the
amount of $30,000, such fee will be charged to Borrowers' loan account pursuant to Section 2.5(d) of the Agreement.

                  6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.


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                  7. LIMITED EFFECT. In the event of a conflict between the
terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall


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become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation


                           By:  /s/ ANDREW HALL
                              --------------------------------------------------
                           Title: Senior Vice President
                                 -----------------------------------------------


                           INTERNATIONAL REMOTE IMAGING
                           SYSTEMS, INC., a Delaware corporation


                           By:  /s/ JOHN A. O'MALLEY
                              --------------------------------------------------
                           Title: President
                                 -----------------------------------------------


                           STATSPIN, INC.,
                           a Massachusetts corporation


                           By: /s/ JOHN A. O'MALLEY
                              --------------------------------------------------
                           Title:  President
                                 -----------------------------------------------


                           ADVANCED DIGITAL IMAGING RESEARCH, LLC
                           (formerly known as Perceptive Scientific Instruments,
                           LLC), a Delaware limited liability company

                           By: Statspin, Inc., a Massachusetts corporation, Its sole Member

                                    By:  /s/ JOHN A. O'MALLEY
                                       -----------------------------------------
                                    Title: President
                                          --------------------------------------


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